Exhibit 10.2

AMENDMENT AND RESTATEMENT AGREEMENT
DATED 16 DECEMBER 2019
FOR
BUNGE FINANCE EUROPE B.V.
THE BORROWER
WITH
ABN AMRO BANK N.V., BNP PARIBAS AND ING BANK N.V.
AS CONTINUING ARRANGERS
AND
HSBC FRANCE, NATIXIS AND SUMITOMO MITSUI BANKING CORPORATION
AS ACCEDING ARRANGERS
AND
ABN AMRO BANK N.V.
ACTING AS AGENT

RELATING TO A FACILITY AGREEMENT DATED 12 DECEMBER 2017

CONTENTS
Clause	Page

1.	Definitions and Interpretation 2

2.	Representations 3

3.	Amendment and Restatement 3

4.	Arrangers and Lenders 4

5.	Continuity and Further Assurance 4

6.	Fees, Costs and Expenses 5

7.	Miscellaneous 5

8.	Governing Law 5

Schedule 1 The Lenders	6

Schedule 2 Conditions Precedent	9

Schedule 3 Restated Agreement	12

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THIS AGREEMENT is dated 16 December 2019 and made between:

(1)
BUNGE FINANCE EUROPE B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Rotterdam, The Netherlands and its registered office at 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, United States of America and registered with the Dutch Commercial Register (Handelsregister) under number 24347428 (the "Borrower");

(2)	ABN AMRO BANK N.V., BNP PARIBAS and ING BANK N.V. (whether acting individually or together the "Continuing Arrangers");

(3)	HSBC FRANCE, NATIXIS and SUMITOMO MITSUI BANKING CORPORATION (whether acting individually or together the "Acceding Arrangers");

(4)	CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK and HSBC BANK PLC (whether acting individually or together the "Retiring Arrangers");

(5)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Lenders) as the continuing lenders (the "Continuing Lenders");

(6)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Lenders) as the new lenders (the "New Lenders");

(7)	THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Lenders) as the departing lenders (the "Departing Lenders");

(8)	ABN AMRO BANK N.V., BNP PARIBAS, NATIXIS and COÖPERATIEVE RABOBANK U.A. (RABOBANK) (the "Sustainability Co-ordinators"); and

(9)	ABN AMRO BANK N.V. as agent of the other Finance Parties (the "Agent").
RECITALS:

(A)	This Agreement is supplemental to and amends and restates the Original Facility Agreement (as defined below).

(B)	The Parties have agreed to amend and restate the Original Facility Agreement on the terms of this Agreement.
IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions
In this Agreement:
"Amended and Restated Guaranty" means the amended and restated Parent Guarantee dated on or around the date of this Agreement.

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"Amended Commitment Schedule" has the meaning given to it in Clause 3.3 (Commitments).
"Amended Facility Agreement" means the Original Facility Agreement, as amended and restated by this Agreement.
"Effective Date" means the date of the notification by the Agent under paragraph (a) of Clause 3.2 (Effective Date) to the Borrower, the Continuing Lenders, the New Lenders and the Departing Lenders.
"Effective Time" means the time on the Effective Date at which the Agent delivers the notification under paragraph (a) of Clause 3.2 (Effective Date) to the Borrower, the Continuing Lenders, the New Lenders and the Departing Lenders.
"Original Facility Agreement" means the facility agreement dated 12 December 2017 between the Borrower, the Agent, the Arrangers and the Lenders (as such terms are defined therein).

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in the Amended Facility Agreement has the same meaning in this Agreement.

(b)	The principles of construction set out in clauses 1.2 (Construction) and 1.3 (Currency Symbols and Definitions) of the Amended Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses
In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.

1.4	Third party rights
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5	Designation
In accordance with the Original Facility Agreement, each of the Borrower and the Agent designates each of this Agreement, the Amended and Restated Guaranty, the Fee Letters to be entered into on or about the date of this Agreement as a Finance Document.

2.	REPRESENTATIONS
The Repeating Representations are deemed to be made by the Borrower (by reference to the facts and circumstances then existing) on:

(a)	the date of this Agreement; and

(b)	the Effective Date,

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and references to "this Agreement" in the Repeating Representations should be construed as references to this Agreement and to the Original Facility Agreement and on and from the Effective Date, to the Amended Facility Agreement.

3.	AMENDMENT AND RESTATEMENT

3.1	Restatement of the Original Facility Agreement
With effect from the Effective Time the Original Facility Agreement shall be amended and restated so that it shall be read and construed for all purposes as set out in Schedule 3 (Restated Agreement).

3.2	Effective Date

(a)
The Agent will notify the Borrower, the Continuing Lenders, the New Lenders and the Departing Lenders promptly when all the conditions precedent listed in Schedule 2 (Conditions Precedent) have been fulfilled to its satisfaction.

(b)
If the Effective Time has not occurred by 23:59 (London time) on 17 December 2019 (or any later date which the Agent and the Borrower may agree), then Clause 3.1 (Restatement of Original Facility Agreement) will lapse and none of the amendments to the Original Facility Agreement will take effect.

3.3	Commitments
From the Effective Time, the Commitments of the Continuing Lenders and the New Lenders will be as set out in schedule 3 (The Original Lenders) of the Amended Facility Agreement (the "Amended Commitment Schedule").

4.	ARRANGERS AND LENDERS

4.1	Arrangers
From the Effective Time, all Parties agree that each Retiring Arranger shall cease to be an Arranger under the Amended Facility Agreement and shall be released from all obligations as such. Each Acceding Arranger shall assume the rights and obligations as an Arranger pursuant to clause 27 (Role of the Agent and the Arrangers and the Reference Banks) of the Amended Facility Agreement.

4.2	New Lenders

(a)	At the Effective Time:

(i)
each New Lender becomes a Party to the Amended Facility Agreement as a "Lender" with the Commitments set out opposite its name in the Amended Commitment Schedule, and it will obtain all of the rights, and undertakes to perform all obligations, of a Lender under the Finance Documents with such Commitments;

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(ii)	the Commitments of each Departing Lender shall be zero and each Departing Lender will cease to be a Lender under the Amended Facility Agreement; and

(iii)
each of the Agent, the Departing Lenders, the New Lenders and the Continuing Lenders agree that each Departing Lender's Commitments (as defined in the Original Facility Agreement), rights and obligations will be deemed to have been transferred by novation in accordance with clause 25.5 (Procedure for transfer) of the Original Facility Agreement to the extent necessary to give effect to paragraphs (i) and (ii) above, and Clause 3.3 (Commitments).

(b)
Each New Lender confirms that it has delivered to the Agent its Facility Office details and address, fax number and attention details for the purposes of clause 31 (Notices) of the Amended Facility Agreement.

(c)	Clause 25.3 (Assignment or transfer fee) of the Original Facility Agreement shall not apply to transactions described in this Clause 4.2.

5.	CONTINUITY AND FURTHER ASSURANCE

5.1	Continuing obligations
The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

5.2	Reservation of rights
Each Finance Party (as defined in the Original Facility Agreement) reserves any other right or remedy it may have now or subsequently. This Agreement does not constitute a waiver of any right or remedy other than in relation to the specific amendments expressly referred to in this Agreement.

5.3	Further assurance
The Borrower, shall, at the request of the Agent and at the Borrower's own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

6.	FEES, COSTS AND EXPENSES

6.1	Fee Letters
The Borrower shall pay to the relevant Finance Party the fees in the amounts and at the times set out in any Fee Letters entered into on or about the date of this Agreement.

6.2	Transaction expenses
The Borrower shall promptly on demand pay the Agent, the Continuing Arrangers, the Retiring Arrangers and the Acceding Arrangers the amount of all costs and expenses

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(including but not limited to legal fees) reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

7.	MISCELLANEOUS

7.1	Incorporation of terms
The provisions of clause 32 (Notices), clause 34 (Partial Invalidity), clause 35 (Remedies and Waivers) and clause 42 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" or "the Finance Documents" are references to this Agreement.

7.2	Counterparts
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

8.	GOVERNING LAW
This Agreement and all non-contractual obligations arising out of or in connection with it are governed by English law.
This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Schedule 1
THE LENDERS
The Continuing Lenders
ABN AMRO Bank N.V.
BNP Paribas
Crédit Agricole Corporate and Investment Bank
ING Bank N.V.
Australia and New Zealand Banking Group Limited
Bank of Montreal
MUFG Bank Ltd., London Branch
Citibank, N.A., London Branch
Deutsche Bank Luxembourg S.A.
Industrial and Commercial Bank of China Limited, New York Branch
Mizuho Bank (USA)
Natixis
Coöperatieve Rabobank U.A. (Rabobank)
Société Générale
Standard Chartered Bank
U.S. Bank National Association
UniCredit Bank AG, New York Branch
Wells Fargo Bank, National Association
Bank of China (New York Branch)
Sumitomo Mitsui Banking Corporation, NY Branch
Barclays Bank PLC
Commerzbank AG, New York Branch
Credit Suisse AG, Cayman Islands Branch
Intesa Sanpaolo Bank Luxembourg S.A. - Amsterdam Branch

6

Truist Bank
Zürcher Kantonalbank
Banco Bilbao Vizcaya Argentaria S.A., New York Branch
DBS Bank Ltd.
KfW IPEX-Bank GmbH
Oversea-Chinese Banking Corporation Limited, New York Agency
PNC Bank National Association
Agricultural Bank of China Ltd., New York Branch
Banco do Brasil S.A., New York Branch
DZ Bank AG Deutsche Zentral-Genossenschaftsbank New York Branch
Erste Group Bank AG, London Branch
KBC Bank NV Nederland
Landesbank Baden-Württemberg
Westpac Banking Corporation

7

The Departing Lenders
Commonwealth Bank of Australia
Hamburg Commercial Bank AG (previously HSH Nordbank AG)
HSBC Bank plc
Santander Bank, N.A.

The New Lenders
Abanca Corporacion Bancaria S.A.
Banco Santander, S.A., New York Branch
HSBC France

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SCHEDULE 2
CONDITIONS PRECEDENT

1.	Obligors

(a)
A copy of the constitutional documents of each Obligor or, in the case of the Borrower, a copy of the articles of association (statuten) and deed of incorporation (oprichtingsakte) as well as an extract (uittreksel) from the Dutch Chamber of Commerce (Kamer van Koophandel) of the Borrower or a certificate of an authorised signatory of the relevant Obligor certifying that the constitutional documents previously delivered to the Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect.

(b)	A copy of a resolution of the board of directors of each Obligor:

(i)
approving the terms of, and the transactions contemplated by this Agreement, the Amended and Restated Guaranty and the Finance Documents to which it is a party and resolving that it execute this Agreement, the Amended and Restated Guaranty and the Finance Documents to which it is a party; and

(ii)	if applicable, authorising a specified person or persons to execute this Agreement, the Amended and Restated Guaranty and the Finance Documents to which it is a party on its behalf.

(c)
To the extent required under Dutch law or the Borrower’s articles of association, a copy of the resolution of the general meeting (algemene vergadering) of the Borrower approving the resolutions of the board of managing directors referred to under paragraph (b) above.

(d)
To the extent required under Dutch law or the Borrower’s articles of association, a copy of the resolution of the board of supervisory directors (raad van commissarissen) of the Borrower approving the resolutions of the board of managing directors referred to under paragraph (b) above.

(e)
If applicable, a copy of (i) the request for advice from each (central or European) works council (centrale of Europese) ondernemingsraad) with jurisdiction over the transactions contemplated by this Agreement and (ii) the positive advice from such works council which contains no condition, which if complied with, could result in a breach of any of the Finance Documents.

(f)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above in relation to this Agreement.

(g)
A certificate of each Obligor (signed by a Responsible Officer) confirming that borrowing or guaranteeing, as appropriate, the Total Commitments would not violate any borrowing or, guaranteeing limit set forth in any Contractual Obligation or Requirement of Law binding on the respective Obligor.

9

(h)
A certificate of an authorised signatory of each Obligor certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date.

2.	Finance Document

(a)	A copy of this Agreement executed by the Parties thereto.

(b)	A copy of the Amended and Restated Guaranty executed by the Parties thereto.

(c)	A copy of the relevant Fee Letters executed by the Parties thereto.

3.	Legal opinions

(a)
A legal opinion of Clifford Chance LLP, legal advisers to the Arrangers and the Agent as to matters of English law, opining notably as to the validity under English law of the obligations of the Borrower under this Agreement.

(b)
A legal opinion of Clifford Chance LLP, legal advisers to the Arrangers and the Agent as to matters of Dutch law, opining notably as to (i) the capacity of the Borrower to enter into and perform its obligations under this Agreement, (ii) the recognition under Dutch law of the validity of such obligations of the Borrower under this Agreement and (iii) the recognition and enforcement in The Netherlands of any judgement rendered against the Borrower pursuant to the jurisdiction provisions of this Agreement.

(c)
A legal opinion of Conyers Dill & Pearman Limited, special legal counsel to the Parent as to matters of Bermuda law, opining notably as to (i) the capacity of the Parent to enter into and perform its obligations under the Amended and Restated Guaranty, (ii) the recognition under Bermuda law of the validity of such obligations and the choice of law expressed in the Amended and Restated Guaranty and (iii) the recognition and enforcement in Bermuda of any judgement rendered against the Parent pursuant to the jurisdiction provisions of the Amended and Restated Guaranty.

(d)
A legal opinion of Reed Smith LLP, legal advisor to the Parent as to matters of New York law, opining notably as to the validity under New York law of the obligations of the Parent under the Amended and Restated Guaranty.

(e)	A legal opinion of Reed Smith LLP, legal advisor to the Borrower as to matters of New York law, opining notably as to the enforceability of the Transaction Documents.

4.	Other documents and evidence

(a)
Delivery of a copy of each of the Transaction Documents or a certificate of an authorised signatory of the Borrower certifying that the Transaction Documents previously delivered to the Agent by the Borrower for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect.

10

(b)	A certificate of the Parent confirming the prevalent Ratings in respect of the Parent as at the Effective Date.

(c)	The latest annual consolidated audited and certified financial statements of the Parent.

(d)
Evidence that the fees, costs and expenses then due from the Borrower pursuant to the Original Facility Agreement, Clause 6 (Fees, Costs and Expenses) of this Agreement or any Fee Letter have been paid or will be paid by the Effective Date.

(e)	Evidence that any process agent referred to in clause 41.2 (Service of process) of the Amended Facility Agreement has accepted its appointment.

(f)	A copy of any other document, authorisation, opinion or assurance reasonably requested by the Agent.

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SCHEDULE 3
RESTATED AGREEMENT

12

SIGNATURES
The Borrower
BUNGE FINANCE EUROPE B.V.
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

The Agent
ABN AMRO BANK N.V.
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

The Continuing Arrangers
ABN AMRO BANK N.V.
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:

ING BANK N.V.
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

The Retiring Arrangers
CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:
Name:
Title:

HSBC BANK PLC
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

The Acceding Arrangers
HSBC FRANCE
By:
Name:
Title:

NATIXIS
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

The Continuing Lenders

ABN AMRO BANK N.V.
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:
Name:
Title:

ING BANK N.V.
By:
Name:
Title:

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

BANK OF MONTREAL
By:
Name:
Title:

MUFG BANK LTD., LONDON BRANCH
By:
Name:
Title:

CITIBANK, N.A., LONDON BRANCH
By:
Name:
Title:

DEUTSCHE BANK LUXEMBOURG S.A.
By:
Name:
Title:

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

MIZUHO BANK (USA)
By:
Name:
Title:

NATIXIS
By:
Name:
Title:

COÖPERATIEVE RABOBANK U.A. (RABOBANK)
By:
Name:
Title:

SOCIÉTÉ GÉNÉRALE
By:
Name:
Title:

STANDARD CHARTERED BANK
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

U.S. BANK NATIONAL ASSOCIATION
By:
Name:
Title:

UNICREDIT BANK AG, NEW YORK BRANCH
By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

BANK OF CHINA (NEW YORK BRANCH)
By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, NY BRANCH
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

BARCLAYS BANK PLC
By:
Name:
Title:

COMMERZBANK AG, NEW YORK BRANCH
By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:
Name:
Title:

INTESA SANPAOLO BANK LUXEMBOURG S.A. - AMSTERDAM BRANCH
By:
Name:
Title:

TRUIST BANK (AS SUCCESSOR BY MERGER TO SUNTRUST BANK)
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

ZÜRCHER KANTONALBANK
By:
Name:
Title:

BANCO BILBAO VIZCAYA ARGENTARIA S.A., NEW YORK BRANCH
By:
Name:
Title:

DBS BANK LTD.
By:
Name:
Title:

KFW IPEX-BANK GMBH
By:
Name:
Title:

OVERSEA-CHINESE BANKING CORPORATION LIMITED, NEW YORK AGENCY
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

PNC BANK NATIONAL ASSOCIATION
By:
Name:
Title:

AGRICULTURAL BANK OF CHINA LTD., NEW YORK BRANCH
By:
Name:
Title:

BANCO DO BRASIL S.A., NEW YORK BRANCH
By:
Name:
Title:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK NEW YORK BRANCH
By:
Name:
Title:

ERSTE GROUP BANK AG, LONDON BRANCH
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

KBC BANK NV NEDERLAND
By:
Name:
Title:

LANDESBANK BADEN-WÜRTTEMBERG
By:
Name:
Title:

WESTPAC BANKING CORPORATION
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

The New Lenders
ABANCA CORPORACION BANCARIA S.A.
By:
Name:
Title:

BANCO SANTANDER, S.A., NEW YORK BRANCH
By:
Name:
Title:

HSBC FRANCE
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

The Departing Lenders
COMMONWEALTH BANK OF AUSTRALIA
By:
Name:
Title:

HAMBURG COMMERCIAL BANK AG (PREVIOUSLY HSH NORDBANK AG)
By:
Name:
Title:

HSBC BANK PLC
By:
Name:
Title:

SANTANDER BANK, N.A.
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement

The Sustainability Co-ordinators
ABN AMRO BANK N.V.
By:
Name:
Title:

BNP PARIBAS
By:
Name:
Title:

NATIXIS
By:
Name:
Title:

COÖPERATIEVE RABOBANK U.A. (RABOBANK)
By:
Name:
Title:

Signature Page to the Amendment and Restatement Agreement